UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2026

DMY SQUARED TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-41519	88-0748933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYYU	OTC Markets Group, Inc.
Class A common stock, par value $0.0001 per share	DMYY	OTC Markets Group, Inc.
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYYW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 17, 2026, dMY Squared Technology Group, Inc., a Massachusetts corporation (“DMY”), held a special meeting of shareholders (the “Special Meeting”) in virtual format. DMY’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below

1.	The Business Combination Proposal: To approve and adopt the Business Combination Agreement, dated as of September 9, 2025 (as it may be amended, restated, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), by and among DMY, Horizon Quantum Holdings Ltd. (formerly known as Horizon Quantum Holdings Pte. Ltd. and Rose Holdco Pte. Ltd.), a Singapore public company limited by shares (“Holdco”), Rose Acquisition Pte. Ltd., a Singapore private company limited by shares and a wholly-owned subsidiary of Holdco (“Merger Sub 1”), Horizon Merger Sub 2, Inc., a Massachusetts corporation and wholly-owned subsidiary of Holdco (“Merger Sub 2”, and together with Merger Sub 1, the “Merger Subs”), and Horizon Quantum Computing Pte. Ltd., a Singapore private company limited by shares (“Horizon”), pursuant to which the following will occur: (1) Holdco was converted from a Singapore private company limited by shares to a Singapore public company limited by shares and, in connection therewith, has adopted an amended and restated constitution (the “Holdco A&R Constitution”); (2) the amalgamation of Merger Sub 1 and Horizon under Section 215A of the Companies Act 1967 of Singapore, as amended (the “Singapore Companies Act”), with Horizon surviving as the amalgamated company and a wholly-owned subsidiary of Holdco (the “Amalgamation”); (3) the merger of Merger Sub 2 with and into and DMY, pursuant to the Massachusetts Business Corporation Act, with DMY surviving the merger as a wholly-owned subsidiary of Holdco (the “SPAC Merger”); and (4) the other transactions contemplated by the Business Combination Agreement and documents related thereto (such transactions, together with the Amalgamation and the SPAC Merger, the “Business Combination”).

For	Against	Abstain
2,167,706	65,194	380

2.	The Advisory Organizational Documents Proposals: To consider and vote upon the following seven separate proposals (collectively, the “Advisory Organizational Documents Proposals”) to approve on a non-binding and advisory basis only the following material differences between DMY’s amended and restated articles of association (the “DMY Articles”) and DMY’s bylaws (the “DMY Bylaws”), on the one hand, and the Holdco A&R Constitution, on the other hand:

a.	Advisory Organizational Documents Proposal 2(a) — Change in Authorized Share Capital: to provide advisory approval of the absence of any provisions in the Holdco A&R Constitution relating to a cap on the number of authorized shares of Holdco, and the inclusion of the provision that, subject to the Companies Act 1967 of Singapore and the Holdco A&R Constitution, no shares may be issued by the directors of Holdco without the prior approval of Holdco shareholders in general meeting, to align with the requirements of Singapore law. DMY is currently authorized to issue 41,000,000 shares, consisting of (a) 40,000,000 shares of DMY Common Stock, including (i) 35,000,000 shares of DMY Class A Common Stock, and (ii) 5,000,000 shares of Class B Common Stock, and (b) 1,000,000 shares of DMY Preferred Stock.

For	Against	Abstain
2,165,041	67,262	977

b.	Advisory Organizational Documents Proposal 2(b) — Removal of Directors: to provide advisory approval of the inclusion of provisions in the Holdco A&R Constitution providing that Holdco may in a general meeting, subject to any requirements of the Companies Act 1967 of Singapore, by ordinary resolution of which special notice has been given to all shareholders entitled to receive notices, from time to time remove any director before the expiration of their period of office.

For	Against	Abstain
2,230,360	2,280	640

c.	Advisory Organizational Documents Proposal 2(c) — Shareholder Right to Call Meetings: to provide advisory approval of the inclusion of provisions in the Holdco A&R Constitution providing that extraordinary general meetings of shareholders may be called by the board of directors of Holdco, and shall also be convened on such requisition by shareholders representing not less than 10% of the total number of paid up shares as of the date of deposit of the requisition carrying the right to vote at a general meeting in accordance with the Singapore Companies Act, or in default may be convened by such requisitioning shareholder or shareholders as provided for under the Singapore Companies Act.

For	Against	Abstain
2,230,810	2,030	440

d.	Advisory Organizational Documents Proposal 2(d) — Quorum: to provide advisory approval of the inclusion of provisions in the Holdco A&R Constitution that provide not less than one-third of the issued Holdco Ordinary Shares present in person or by proxy or attorney as quorum for any meeting of Holdco shareholders.

For	Against	Abstain
2,167,416	65,324	540

e.	Advisory Organizational Documents Proposal 2(e) — Dual Class Share Structure: to provide advisory approval of each outstanding (i) Holdco Class A Ordinary Share being entitled to one (1) vote per share and (ii) Holdco Class B Ordinary Share being entitled to three (3) votes per share.

For	Against	Abstain
2,164,645	67,145	1,490

f.	Advisory Organizational Documents Proposal 2(f) — Declassified Board: to provide advisory approval of the absence of any provisions in the Holdco A&R Constitution that would create a classified board of directors that is currently present in the DMY Articles.

For	Against	Abstain
2,229,200	2,280	1,800

g.	Advisory Organizational Documents Proposal 2(g) — Removal of Blank Check Company Provisions: to provide advisory approval of the absence of certain blank check provisions in the Holdco A&R Constitution that will not be necessary to include in the Holdco A&R Constitution following the consummation of the Business Combination.

For	Against	Abstain
2,166,845	64,995	1,440

As there were sufficient votes to approve the Business Combination Proposal, the “Adjournment Proposal” described in the DMY’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on February 17, 2026 was not required and DMY did not call the vote on that proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY SQUARED TECHNOLOGY GROUP, INC.

Date: March 17, 2026	By:	/s/ Harry L. You
	Name:	Harry L. You
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman

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